Exhibit 99.1

www.centex.com
P.O. Box 199000
Dallas, Texas 75219-9000

2728 North Harwood
Dallas, Texas 75201-1516

Phone: (214) 981-5000
N e w s R e l e a s e

FOR IMMEDIATE RELEASE
For additional information, contact at (214) 981-5000:
Matthew G. Moyer, Vice President—Investor Relations
Eric Bruner, Director—Public Relations
http://www.centex.com
CENTEX REPORTS THIRD QUARTER RESULTS
DALLAS — January 29, 2008: Centex Corporation (NYSE: CTX) today reported financial results for its fiscal third quarter ended December 31, 2007.
Highlights of the quarter ended December 31, 2007 (compared to last year’s third quarter):
•	Loss from continuing operations of $7.94 per diluted share

•	Sales (orders) decreased 10% to 5,537 (down 2% on a per neighborhood basis)

•	Reduced homebuilding SG&A expenses by 31% or $116 million

•	Reduced inventory of unsold homes by 33% to 4,259

•	Homebuilding cancellation rate decreased 550 bps to 33.0%
     “The housing market continues to correct and tighter mortgage underwriting standards are affecting home prices,” said Tim Eller, Centex Corporation Chairman and CEO. “Our strategy and execution remain consistent, even as we expect economic conditions to soften in the near term. In our fiscal third quarter, we generated about $100 million in cash flow from housing operations, lowered our G&A expenses and reduced our unsold inventory. Our focus continues to be on selling homes, generating cash and structuring for profitability.”
CORPORATE RESULTS
     Fiscal 2008’s third quarter revenues were $1.91 billion, 30% lower than the same quarter last year. The loss from continuing operations for the third quarter was $975 million, or a loss of $7.94 per diluted share, down from a loss of $242 million, or $2.02 per diluted share, in the previous year’s fiscal third quarter.
HOME BUILDING
     Fiscal 2008’s third quarter revenues were $1.81 billion, 30% lower than the same quarter last year as a result of a 20% decrease in closings to 6,657 homes and an 11% decrease in average sales price to $268,588. Home building reported an operating loss of $625 million for the quarter, after $554 million, or $2.79 per diluted share, in impairments and other land charges. The loss from housing operating earnings (housing revenues less housing cost of sales and SG&A) was $32 million, down from earnings of $125 million in the previous year. The decrease is a result of a 20% decrease in unit volume, an 11.0% decrease in the unit average sales price and higher sales incentives.

Centex Corporation, Page 2 of 3
Discounts and sales incentives as a percentage of housing revenue climbed 690 basis points to 15.2% in the quarter.
     For the current nine months, revenues were $5.72 billion, 28% lower than the same period last year. The reported homebuilding operating loss was $1.75 billion for the nine-month period this year versus earnings of $218 million in the same period last year.
FINANCIAL SERVICES
     Financial Services reported an operating loss of $60 million this quarter, down from earnings of $16 million in the third quarter of fiscal 2007, due principally to a $65 million increase in provisions for losses on its discontinued mortgage loan inventory. This increase in loan loss reserves reduced earnings from continuing operations by $0.33 per diluted share in the quarter. CTX Mortgage originated loans for 79% of Centex Homes’ buyers during the third quarter, 100 basis points lower than last year’s third quarter.
     The operating loss was $100 million for the nine-month period this year, down from earnings of $66 million in the same period last year. Centex’s Financial Services operations provide Centex home buyers with a streamlined home-closing and settlement process.
OTHER
     During the fiscal third quarter, the Company recorded a non-cash charge of $500 million to establish a valuation allowance related to its deferred tax assets in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes.” The valuation allowance was reflected as a charge to income tax expense and a reduction of the Company’s deferred tax assets and reduced earnings from continuing operations by $4.07 per diluted share.
NON-GAAP FINANCIAL MEASURES
     Explanations of non-GAAP financial measures used in this press release and the accompanying attachments, and reconciliations of the non-GAAP financial measures to the comparable GAAP financial measures, are given in the applicable attachments.
     Centex’s senior management will conduct a conference call to discuss the third quarter fiscal year 2008 financial results at 10 a.m. Eastern Time (9 a.m. Central Time) on Wednesday, January 30th. The conference call, accompanied by a slide presentation, will be webcast simultaneously on the Centex Web site at http://www.centex.com. A replay of the call, as well as the presentation, will be archived on that site.
# # #
Forward-Looking Statements. This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement, and generally arise when Centex is discussing its beliefs, estimates or expectations. Such statements include projections, forecasts, and plans and objectives of management for future operations and operating and financial performance, as well as any related assumptions. These statements are not historical facts or guarantees of future performance, but
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Centex Corporation, Page 3 of 3
instead represent only Centex’s belief at the time the statements were made regarding future events, which are subject to significant risks, uncertainties and other factors, many of which are outside of Centex’s control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. These risks and uncertainties are described in greater detail in Centex’s most recent Annual Report on Form 10-K for the fiscal year ended March 31, 2007 (including under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), as well as recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are on file with the SEC and may be obtained free of charge through the web site maintained by the SEC at http://www.sec.gov. The factors discussed in these reports include, but are not limited to, the effects of the current downturn in the homebuilding industry, including reductions in the value of our land portfolio and revisions to our business plans to address changing market conditions; changes in national or regional economic or business conditions, including employment levels and interest rates; competition; customer cancellations; shortages or price changes in raw materials or labor; the effects of recent disruptions in the mortgage finance industry, including tightening of credit and reduction in liquidity; the availability of adequate sources of financing to continue to implement our business strategy, particularly in view of recent downgrades in our credit rating, write downs in asset values and tightening of credit available to the homebuilding industry; our ability to generate cash from sales of assets and other sources that supplement our existing capital resources; and other factors that could affect demand for our homes or mortgage loans, the profitability of our operations or our access to financing. All forward-looking statements made in this press release are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this press release will increase with the passage of time. Centex makes no commitment, and disclaims any duty, to update or revise any forward-looking statement to reflect future events or changes in Centex’s expectations.
NOTE ATTACHMENTS:
(1) Revenues and Earnings by Lines of Business
(2) Consolidated Balance Sheet
(3) Home Building Revenues and Earnings
(4) Supplemental Home Building Data
(5) Supplemental Home Building Segment Data
(6) Supplemental Financial Services Data
(7) Supplemental Financial Data
(8) Reconciliation of Housing/Home Building Operating Earnings
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Attachment 1
Centex Corporation and Subsidiaries
Revenues and Earnings by Lines of Business
(Dollars in thousands, except per share data)

	Quarter Ended			Nine Months Ended
	December 31,			December 31,
	(unaudited)			(unaudited)
	2007	2006 (C)	Change	2007	2006 (C)	Change
Revenues
Home Building (A)	$1,811,084	$2,587,251	(30%)	$5,720,388	$7,895,135	(28%)
Financial Services	62,203	107,577	(42%)	240,869	350,896	(31%)
Other	32,800	31,388	4%	102,247	99,673	3%

Total	$1,906,087	$2,726,216	(30%)	$6,063,504	$8,345,704	(27%)

Operating Earnings (Loss)
Home Building (A)	$(625,265)	$(242,402)		$(1,749,737)	$218,246
Financial Services	(60,484)	16,496		(99,597)	65,747
Other	2,903	(1,293)		28,659	(1,792)

Total Operating Earnings (Loss)	(682,846)	(227,199)		(1,820,675)	282,201

Corporate General and Administrative Expenses (B)	(37,850)	(72,369)		(117,371)	(172,137)

Earnings (Loss) from Continuing Operations Before Income Taxes	(720,696)	(299,568)		(1,938,046)	110,064

Income Tax (Provision) Benefit (D)	(254,492)	57,223		187,690	(99,559)

Earnings (Loss) from Continuing Operations	(975,188)	(242,345)		(1,750,356)	10,505

Earnings from Discontinued Operations, net	—	14,199		3,376	59,006

Net Earnings (Loss)	$(975,188)	$(228,146)		$(1,746,980)	$69,511

Earnings (Loss) Per Share — Basic
Continuing Operations	$(7.94)	$(2.02)		$(14.32)	$0.09
Discontinued Operations	—	0.12		0.02	0.49

Earnings (Loss) Per Share — Basic	$(7.94)	$(1.90)		$(14.30)	$0.58

Earnings (Loss) Per Share — Diluted
Continuing Operations	$(7.94)	$(2.02)		$(14.32)	$0.09
Discontinued Operations	—	0.12		0.02	$0.47

Earnings (Loss) Per Share — Diluted	$(7.94)	$(1.90)		$(14.30)	$0.56

Average Shares Outstanding:
Basic	122,787,414	119,935,522		122,188,922	120,507,675
Diluted	122,787,414	119,935,522		122,188,922	124,524,863

(A)	See Attachment 3 for detailed home building segment revenues and earnings.

(B)	In connection with the change in the Company’s reporting segments at March 31, 2007, home building corporate general and administrative expenses have been reclassified to Corporate General and Administrative Expenses consistent with the structure of the internal organization. Prior periods have been restated accordingly.

(C)	Certain prior year items have been reclassified to conform to current period classifications.

(D)	Current periods include a $500 million valuation allowance related to the deferred tax assets.

Attachment 2
Centex Corporation and Subsidiaries
Condensed Consolidated Balance Sheet
(Dollars in millions)
(unaudited)

	December 31,	March 31,
	2007	2007
Assets
Cash -
Unrestricted	$62	$883
Restricted	71	146
Receivables -
Residential Mortgage Loans Held for Sale, net	748	1,688
Other Receivables	431	228
Inventories -
Homebuilding	6,809	8,633
Land Held Under Option Agreements not Owned	178	282
Other	31	36
Investments	241	282
Property and Equipment, net	91	136
Goodwill	158	219
Deferred Tax Asset, Deferred Charges and Other Assets	811	667

	$9,631	$13,200

Liabilities and Stockholders’ Equity
Accounts Payable and Accrued Liabilities	$2,161	$2,344
Debt -
Non-Financial Services	3,623	3,904
Financial Services	569	1,663
Minority Interests	81	177
Stockholders’ Equity (A)	3,197	5,112

	$9,631	$13,200

(A)	Effective April 1, 2007, the Company adopted Financial Accounting Standards FIN 48, “Accounting for Uncertainty in Income Taxes.” The change in accounting for income taxes reduced retained earnings by $208 and stockholders’ equity by $213.

Attachment 3
Centex Corporation and Subsidiaries
Home Building Revenues and Earnings
(Dollars in thousands)

	Quarter Ended			Nine Months Ended
	December 31,			December 31,
	(unaudited)			(unaudited)
	2007	2006	Change	2007	2006	Change
Home Building Revenues
East	$376,321	$518,342	(27%)	$1,225,327	$1,635,305	(25%)
Southeast	206,755	340,574	(39%)	680,734	1,120,665	(39%)
Central	184,376	246,275	(25%)	591,384	819,717	(28%)
Texas	225,290	276,819	(19%)	716,329	788,872	(9%)
Northwest	373,234	507,520	(26%)	1,164,610	1,549,103	(25%)
Southwest	411,110	603,057	(32%)	1,208,604	1,744,098	(31%)
Other Home Building	33,998	94,664	(64%)	133,400	237,375	(44%)

Total Home Building	$1,811,084	$2,587,251	(30%)	$5,720,388	$7,895,135	(28%)

Home Building Operating Earnings (Loss) (A)
East	$(47,892)	$(31,231)		$(12,830)	$127,304
Southeast	(127,261)	9,615		(293,366)	93,337
Central	(39,877)	(27,940)		(98,345)	(18,119)
Texas	9,343	22,595		43,187	66,490
Northwest	(199,612)	(81,885)		(427,460)	69,246
Southwest	(186,447)	(128,047)		(782,190)	(136,083)
Other Home Building	(33,519)	(5,509)		(178,733)	16,071

Total Home Building	$(625,265)	$(242,402)		$(1,749,737)	$218,246

(A)	Operating Earnings above exclude home building corporate general and administrative expenses which have been reclassified to Corporate General and Administrative Expenses in connection with the change in the Company’s reporting segments at March 31, 2007. Further information regarding the home building reporting segments shown above may be found in Part 1, Item 1 (Business) of Centex’s Form 10-K for the fiscal year ended March 31, 2007. Prior periods have been restated accordingly.

Attachment 4
Centex Corporation and Subsidiaries
Supplemental Home Building Data
(Dollars in thousands, except per unit data)
(unaudited)
MARGIN DATA

	Quarter Ended December 31,				Nine Months Ended December 31,
	2007		2006		2007		2006
Revenues — Housing	$1,787,990	100.0%	$2,516,089	100.0%	$5,626,727	100.0%	$7,679,986	100.0%
Cost of Sales — Housing	(1,564,552)	(87.5%)	(2,020,158)	(80.3%)	(4,787,106)	(85.1%)	(5,854,303)	(76.2%)

Gross Margin — Housing	223,438	12.5%	495,931	19.7%	839,621	14.9%	1,825,683	23.8%

Revenues — Land Sales & Other	23,094		71,162		93,661		215,149
Cost of Sales — Land Sales & Other	(556,320)		(392,758)		(1,659,126)		(662,605)

Gross Margin — Land Sales & Other	(533,226)		(321,596)		(1,565,465)		(447,456)

Total Gross Margin	(309,788)	(17.1%)	174,335	6.7%	(725,844)	(12.7%)	1,378,227	17.5%

Selling, General & Administrative (A)	(254,952)	(14.1%)	(370,572)	(14.3%)	(850,211)	(14.8%)	(1,123,505)	(14.2%)

Goodwill Impairment	—	—%	—	—%	(61,322)	(1.1%)	—	—%

Losses from Unconsolidated Entities and Other (B)	(60,525)	(3.3%)	(46,165)	(1.8%)	(112,360)	(2.0%)	(36,476)	(0.5%)

Operating Earnings (Loss)	$(625,265)	(34.5%)	$(242,402)	(9.4%)	$(1,749,737)	(30.6%)	$218,246	2.8%

Units Closed	6,657		8,360		20,102		25,203
Average Unit Sales Price	$268,588		$300,968		$279,909		$304,725
% Change	(10.8%)		(3.2%)		(8.1%)		2.1%
Average Neighborhoods	644		699		659		686
% Change	(7.9%)		10.1%		(3.9%)		11.0%

(A)	Selling, General & Administrative expenses above are those associated with field operations. As noted on Attachments 1 and 3, home building corporate general and administrative expenses have been reclassified to Corporate General and Administrative Expense and are no longer included in the calculation of home building operating earnings.

(B)	Includes losses from unconsolidated entities of $63,140, $59,383, $125,333 and $59,584, respectively.
IMPAIRMENTS AND WRITE-OFFS

	Quarter Ended December 31,		Nine Months Ended December 31,
	2007	2006	2007	2006
Impairment Charges	$502,949	$205,365	$1,492,428	$235,389
Write-offs of Land Deposits and Pre-Acquisition Costs	26,366	138,002	87,554	263,788
Goodwill Impairment	—	—	61,322	—
Share of Joint Venture Impairments	24,850	96,369	88,512	106,869

Total Impairments and Write-offs	$554,165	$439,736	$1,729,816	$606,046

LOT POSITION

	As of December 31,
	2007	2006	Change
Lot Owned and Controlled:

Lots Owned	87,601	104,186	(16%)

Lots Controlled	31,061	81,891	(62%)

Total	118,662	186,077	(36%)

Attachment 5
Centex Corporation and Subsidiaries
Supplemental Home Building Data
Housing Activity by Geographic Area
(Unaudited)

	Closings (Units)
	Quarter Ended December 31,			Nine Months Ended December 31,
	2007	2006	Change	2007	2006	Change
East	1,229	1,604	(23%)	3,901	4,982	(22%)
Southeast	820	1,144	(28%)	2,501	3,642	(31%)
Central	932	1,128	(17%)	2,879	3,722	(23%)
Texas	1,355	1,704	(20%)	4,245	4,818	(12%)
Northwest	980	1,140	(14%)	2,976	3,391	(12%)
Southwest	1,252	1,472	(15%)	3,284	4,111	(20%)
Other Home Building	89	168	(47%)	316	537	(41%)

	6,657	8,360	(20%)	20,102	25,203	(20%)

	Housing Revenues (Dollars in thousands)
	Quarter Ended December 31,			Nine Months Ended December 31,
	2007	2006	Change	2007	2006	Change
East	$368,181	$516,038	(29%)	$1,197,720	$1,631,032	(27%)
Southeast	203,053	332,650	(39%)	664,237	1,073,225	(38%)
Central	182,989	243,597	(25%)	586,736	810,773	(28%)
Texas	223,912	273,993	(18%)	708,616	761,841	(7%)
Northwest	373,051	493,336	(24%)	1,160,764	1,522,049	(24%)
Southwest	409,116	588,880	(31%)	1,200,191	1,702,292	(29%)
Other Home Building	27,688	67,595	(59%)	108,463	178,774	(39%)

	$1,787,990	$2,516,089	(29%)	$5,626,727	$7,679,986	(27%)

	Sales (Orders) Backlog			Sales (Orders) Backlog
	(Units)			(Dollars in thousands)
	As of December 31,			As of December 31,
	2007	2006	Change	2007	2006	Change
East	1,280	2,066	(38%)	$413,400	$665,833	(38%)
Southeast	1,197	2,245	(47%)	314,114	715,821	(56%)
Central	1,432	1,689	(15%)	271,927	356,214	(24%)
Texas	1,685	2,475	(32%)	278,212	397,937	(30%)
Northwest	1,406	1,985	(29%)	533,132	924,326	(42%)
Southwest	1,471	2,354	(38%)	442,597	1,008,902	(56%)
Other Home Building	42	587	(93%)	13,510	245,027	(94%)

	8,513	13,401	(36%)	$2,266,892	$4,314,060	(47%)

	Sales (Orders) (Units)
	Quarter Ended December 31,			Nine Months Ended December 31,
	2007	2006	Change	2007	2006	Change
East	934	1,209	(23%)	3,333	3,975	(16%)
Southeast	707	587	20%	2,179	2,419	(10%)
Central	687	814	(16%)	2,567	3,149	(18%)
Texas	1,208	1,560	(23%)	3,910	5,104	(23%)
Northwest	872	1,020	(15%)	2,577	3,162	(19%)
Southwest	1,070	911	17%	3,252	3,292	(1%)
Other Home Building	59	38	55%	146	116	26%

	5,537	6,139	(10%)	17,964	21,217	(15%)

Attachment 6
Centex Corporation and Subsidiaries
Supplemental Financial Services Data
(Unaudited)
CTX Mortgage Company

	Quarter Ended December 31,			Nine Months Ended December 31,
	2007	2006	Change	2007	2006	Change
Originations
Builder	4,991	6,393	(22%)	14,977	18,887	(21%)

Retail	5,045	7,212	(30%)	19,098	23,868	(20%)

Total	10,036	13,605	(26%)	34,075	42,755	(20%)

Loan Volume (in billions)	$2.18	$3.29	(34%)	$7.64	$10.14	(25%)

Average Loan Size	$217,500	$241,900	(10%)	$224,200	$237,100	(5%)

Attachment 7
Centex Corporation and Subsidiaries
Supplemental Financial Data — Debt-to-Capitalization Ratio
(Dollars in millions)
(Unaudited)

	As of December 31, 2007	As of March 31, 2007	As of December 31, 2006
Consolidated Debt/Capitalization (A)
Debt	$4,192	$5,567	$6,308
Minority Interests	81	177	292
Less Minority Interests on Lot Options (C)	(71)	(153)	(262)
Stockholders’ Equity	3,197	5,112	4,901

Capitalization	7,399	10,703	11,239
Less Unrestricted Cash	(62)	(883)	(58)

Net Capitalization	$7,337	$9,820	$11,181

Consolidated Debt-to-Capitalization Ratio	56.7%	52.0%	56.1%

Consolidated Net Debt-to-Capitalization Ratio (D)	56.3%	47.7%	55.9%

Debt/Capitalization, Excluding Financial Services (B)
Debt	$3,623	$3,904	$4,309
Minority Interests	80	176	291
Less Minority Interests on Lot Options (C)	(71)	(153)	(262)
Stockholders’ Equity	3,197	5,112	4,901

Capitalization	6,829	9,039	9,239
Less Unrestricted Cash	(54)	(871)	(50)

Net Capitalization	$6,775	$8,168	$9,189

Debt-to-Capitalization Ratio	53.1%	43.2%	46.6%

Net Debt-to-Capitalization Ratio (D)	52.7%	37.1%	46.3%

(A)	Consolidated capitalization includes debt, minority interest (excluding lot options), and stockholders’ equity, including Financial Services.

(B)	Capitalization includes debt, minority interest (excluding lot options), and stockholders’ equity. Capitalization presented above reflects Financial Services on an equity basis and does not include debt or minority interests attributable to Financial Services.

(C)	Pursuant to the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 46, “Consolidation of Variable Interest Entities,” as revised (“FIN 46”), the Company consolidates certain lot option agreements and records the deposit and remaining purchase price related to these options as land held under option agreements not owned with a corresponding increase in minority interests. These minority interests are excluded from the debt-to-capitalization ratio as the Company is not obligated to purchase the properties and pay these amounts.

(D)	Net debt-to-capitalization ratios are provided reflecting net capitalization, including net debt (debt less unrestricted cash), minority interest (excluding lot options), and stockholders’ equity. We believe this ratio reflects the debt/capitalization structure in a more inclusive manner as unrestricted cash could be applied to reduce debt at quarter end.
Debt-to-capitalization is a common financial ratio used in the homebuilding industry to evaluate debt capacity and leverage.

Attachment 8
Centex Corporation and Subsidiaries
Reconciliation of Housing/Home Building Operating Earnings
(Dollars in thousands)
(unaudited)

	Quarter Ended December 31,				Nine Months Ended December 31,
	2007		2006		2007		2006
HOME BUILDING

Revenues — Housing	$1,787,990	100.0%	$2,516,089	100.0%	$5,626,727	100.0%	$7,679,986	100.0%
Cost of Sales — Housing	(1,564,552)	(87.5%)	(2,020,158)	(80.3%)	(4,787,106)	(85.1%)	(5,854,303)	(76.2%)

Gross Margin — Housing	223,438	12.5%	495,931	19.7%	839,621	14.9%	1,825,683	23.8%

Selling, General & Administrative	(254,952)	(14.3%)	(370,572)	(14.7%)	(850,211)	(15.1%)	(1,123,505)	(14.7%)

Housing Operating Earnings (Loss) (A)	(31,514)	(1.8%)	125,359	5.0%	(10,590)	(0.2%)	702,178	9.1%

Revenues — Land Sales & Other	23,094		71,162		93,661		215,149
Cost of Sales — Land Sales & Other	(556,320)		(392,758)		(1,659,126)		(662,605)

Gross Margin — Land Sales & Other	(533,226)		(321,596)		(1,565,465)		(447,456)

Goodwill Impairment	—		—		(61,322)		—

Losses from Unconsolidated Entities and Other	(60,525)		(46,165)		(112,360)		(36,476)

Operating Earnings (Loss)	$(625,265)	(34.5%)	$(242,402)	(9.4%)	$(1,749,737)	(30.6%)	$218,246	2.8%

(A)	Housing Operating Earnings is defined as housing revenues less housing cost of sales less selling, general & administrative expenses. Housing Operating Margin is defined as housing operating earnings divided by total housing revenues.